UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2017

_______________________

CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

CryoLife, Inc. filed a Form 8-K with the Securities and Exchange Commission on July 25, 2017 (the “Original Filing”) to furnish a press release reporting its financial results for the quarter ended June 30, 2017. In the press release furnished with the Original Filing, there was a formatting error affecting the presentation of certain of the numbers in the press release. This Form 8-K/A is being filed to furnish a press release with updated formatting.

Section 9Financial Statements and Exhibits.

Item 9.01(d)   Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1*	Press release dated July 24, 2017

*This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: August 10, 2017

/s/
By:	/s/ Jean F. Holloway
Name:	Jean F. Holloway
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary